Exhibit 10.2

AMENDMENT AND REAFFIRMATION

OF SECURITY AGREEMENT

As of August 20, 2007

HSBC BANK USA, NATIONAL ASSOCIATION,

as Administrative Agent

290 Broadhollow Road

Melville, New York 11747

Gentlemen:

Reference is made to that certain (a) Credit Agreement, dated as of the date hereof, among Veeco Instruments Inc. (the “Company”),  HSBC Bank USA, National Association, as Administrative Agent, and the various Lenders as are or may from time to time become parties thereto (as the same may be amended, modified, restated or supplemented from time to time, the “Credit Agreement”) which Credit Agreement amends and restates that certain Credit Agreement, dated as of March 15, 2005, among the Company, the Lenders party thereto and HSBC Bank USA, National Association, as Administrative Agent (as amended, the “Original Credit Agreement”), and (b) the Security Agreement, dated as of March 15, 2005, by and among the Company, Veeco Compound Semiconductor Inc., Veeco Process Equipment Inc. (formerly known as Veeco Ion Beam Equipment Inc., successor by merger to Veeco Slider Process Equipment Inc.) and Veeco Metrology Inc. (formerly Veeco Tuscon Inc. and successor-by-merger to Veeco Metrology, LLC) (with the Company, collectively, the “Grantors”) and the Administrative Agent (as the same may be amended, modified, restated or supplemented, from time to time, the “Security Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

As a condition precedent to the effectiveness of the Credit Agreement, the Company and each Grantor hereby:

(a)           acknowledges, confirms and agrees that Paragraph “A” of the Recitals of the Security Agreement is hereby amended in its entirety to provide as follows:

“Veeco Instruments Inc., a Delaware corporation (the “Company”),  HSBC Bank USA, National Association, as Administrative Agent, and the Lenders as are or may from time to time become parties thereto have entered into a Credit Agreement, dated as of August 20, 2007 (as the same may be amended, modified, restated or supplemented from time to time, the “Credit Agreement”), pursuant to which the Company will receive Loans and other financial accommodations from the Administrative Agent and Lenders and will incur Obligations (as hereinafter defined).”

(b)           acknowledges, confirms and agrees that (i) all terms and provisions contained in the Security Agreement are, and shall remain, in full force and effect in accordance with their respective terms,  (ii) the liens in the Collateral heretofore granted, pledged and/or assigned to the Bank as security for each Grantor’s obligations to the Administrative Agent and the Lenders Bank shall not be impaired, limited or affected in any manner whatsoever by reason of the Credit Agreement or this Agreement; and (iii) all such liens shall be deemed granted, pledged and/or assigned to the Administrative Agent for the benefit of the Lenders as security for each Grantor’s obligations to the Bank, including those arising under and in connection with the Credit Agreement and the Notes, all whether now existing or hereafter arising;

(c)           confirms that the representations and warranties contained in Section 2.01 of the Security Agreement are true and correct as of the date hereof and the Administrative Agent and the Lenders are entitled to rely on such representations and warranties to the same extent as though the same were set forth in full herein;

(d)           agrees to perform the covenants contained in Article III of the Security Agreement and the Administrative Agent and the Lenders are entitled to rely on such agreement to perform such covenants to the same extent as though the same were set forth in full herein; and

(e)           represents, warrants and confirms the non-existence of any offsets, defenses, or counterclaims to its obligations under the Security Agreement.

Except as expressly provided herein, the execution, delivery and effectiveness of this letter shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement, the Notes or the Security Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

VEECO INSTRUMENTS INC.

		By:	/s/ John F. Rein, Jr.
		Name:	John F. Rein, Jr.
		Title:	Executive Vice President/Chief
Financial Officer

VEECO COMPOUND SEMICONDUCTOR INC.
VEECO METROLOGY, INC.
VEECO PROCESS EQUIPMENT INC.

		By:	/s/ John F. Rein, Jr.
		Name:	John F. Rein, Jr.
		Title:	Vice President of each of the foregoing
corporations

Acknowledged and Agreed:

HSBC BANK USA, NATIONAL
ASSOCIATION, as Administrative Agent

By:	/s/ Christopher J. Mendelsohn
Name:	Christopher J. Mendelsohn
Title:	First Vice President